UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2003


                         SCICLONE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


            California                      0-19825              94-3116852
  (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
          incorporation)                                     Identification No.)



                      901 Mariner's Island Blvd., Suite 205
                           San Mateo, California 94404
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (650) 358-3456


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Item 5.        Other Events

     On May 6, 2003, SciClone Pharmaceuticals, Inc. issued a press release announcing SARS related ZADAXIN sales to China is expected to increase second quarter 2003 revenue to over $15 million. A copy of this press release is attached as Exhibit 99.1.

Item 7.        Financial Statements and Exhibits.

     (c)       Exhibits.

     Exhibit   Description
     -------   -----------

     99.1 Press Release issued by SciClone Pharmaceuticals, Inc., dated May 6, 2003, announcing SARS related ZADAXIN sales to China is expected to increase second quarter 2003 revenue to over $15 million.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SCICLONE PHARMACEUTICALS, INC.
Dated: May 6, 2003

       /s/Richard A. Waldron
       ---------------------
       Richard A. Waldron
       Chief Financial Officer